CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 333-33077, 33-83902, 333-02685, 333-36121, 333-33073, 33-51202, 33-83904, 33-69870, 33-41591,
33-4468, 33-41592, 333-33075, 333-64541 and 33-41593.


                                          /s/ ARTHUR ANDERSEN LLP
                                          ------------------------------------
                                              Arthur Andersen LLP


New York, New York
March 18, 1999